STRATEGIC PARTNERS EQUITY FUND, INC.

PROSPECTUS DATED FEBRUARY 25, 2004
SUPPLEMENT DATED JANUARY 25, 2005


	The following replaces the fourth
paragraph under the section of the prospectus entitled "How the Fund is Managed - Investment
Advisers and Portfolio Managers":

Effective as of January 20, 2005, Jeffrey Siegel
has been replaced by Blair A. Boyer as a portfolio
manager.   Blair A. Boyer and David A. Kiefer are
the portfolio managers of the portion of the Fund subadvised by Jennison. Mr. Boyer is an Executive
Vice President of Jennison.  Mr. Boyer came to
Jennison in 1993 after ten years with Arnhold &
S. Bleichroeder, Inc. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining
Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison
International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Bleichroeder from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell
University in 1983 with a B.A. in Economics. He received an M.B.A. in Finance from New York
University in 1989.




MFSP101C1